Exhibit 99.1

Vantage Drilling Company
DnB NOR Offshore & Shipping
Management Access Conference
March 4, 2009

Forward Looking Statements
Some of the statements in this presentation constitute forward-looking statements.
Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
 • availability of investment opportunities;
 • general volatility of the market price of our securities;
 • changes in our business strategy;
 • our ability to consummate an appropriate investment opportunity within given time constraints;
 • availability of qualified personnel;
 • changes in our industry, interest rates, the debt securities markets or the general economy;
                         changes in governmental regulations, tax rates and similar matters;
                        changes in generally accepted accounting principles by standard-setting bodies; and
                         the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

Corporate Strengths and Focus
▪ Experienced management team with highest-level drilling expertise
▪ New, modern, efficient rig fleet
 – Ultra-deepwater drillships and semi-submersibles
 – Ultra-premium, long-legged jackups
▪ State-of-the-art systems, policies and procedures
▪ Strong safety culture
▪ People focused on exceeding expectations in every way

Recent Events
▪ Emerald Driller commenced 2-year contract → FIRST REVENUES
▪ Current operating cash flow run-rate is $70 million annually (1 jackup +
 construction management contracts)
▪ Awarded $1.1 Billion 5-year contract by ONGC for Platinum Explorer drillship
▪ Awarded $1.8 Billion, 8-year contract by Petrobras for Titanium
 Explorer drillship
▪ Agreement to manage construction, market and operate two
 SeaDragon deepwater, 6th generation semi-submersibles (one unit has
 $1.0 Billion, 5-year contract with Pemex)

Revenue Backlog
Source: DnB NOR Markets Research

Experienced Management Team
	Years Experience	Relevant Experience
Paul A. Bragg	31 years	▪ CEO, Pride International (1999 - 2005) – Chief Operating Officer (1997 - 1999) – Vice President & CFO (1993 - 1997) ▪ Vice President & CFO, ENSCO (1983 - 1987)
CEO and Director
Douglas Halkett	25 years
▪ Division manager in Northern Europe, Transocean (2003 - 2007)
        Operations manager in the Gulf of Mexico (2001 - 2003) and in the UK (1996 - 2001)
▪ Various operations and business roles, Forasol-Foramer (1988 - 1996)

COO
Douglas G. Smith	17 years
▪ VP Financial Projects, Pride International (2007)
       – VP, Controller & Chief Accounting Officer (2004-2006)
       – Director, Budget & Strategic Planning (2003-2004)
▪ VP Finance and Accounting, COMSYS Information Technology Services (2000-2001)

CFO
Michael Derbyshire	25 years
▪ Regional marketing & business development manager for Asia Pacific, Pride International (2006 - 2008)
        Regional marketing & business development manager for Middle East (1996 - 2006)
▪ Various management positions, Forasol-Foramer (1982 - 1996)

VP - Marketing
Christopher G. DeClaire	28 years*	▪ President, DeClaire Interests - a private investment firm (2002 - 2006) ▪ Partners, Odyssey Capital - a private equity firm (1998 - 2002) ▪ CEO, SkillMaster (1994 - 1998)
VP - Strategic Planning and Director
Edward Brantley	27 years
▪ Vice President & CAO, Transmeridian Exploration Incorporated (2005 - 2008)
▪ Vice President , Treasurer & CAO, Pride International, Inc. (2000 - 2005)
▪ Various management positions at Baker Hughes, Inc. (1989 - 2000)

Chief Accounting Officer
Dave Weatherly	28 years	▪ Regional HSE and Security Manager, Tidewater (2003 - 2008) ▪ Previous experience in HSE with APG/Salamis JV, Houlder Marine, Deutag and KCA
VP - QHSE
Don Munro	35 years	▪ General Manager of Operations in India, Transocean (1973 - 2008 including predecessor companies) ▪ Numerous other supervisory roles at Transocean
VP - Operations
Bill Thomson	17 years	▪ Most recently asset Operations Manager, Transocean’s UK fleet ▪ Various roles in Engineering, Project Management , Technical Support
VP - Engineering and Construction
* Non-energy

Operations

Rig Fleet
Four Ultra-premium
high-specification
Baker Marine Pacific
375 Class jackups
Two Moss Maritime
CS50 MkII
6th generation
semi-submersibles
Three Ultra-deepwater DSME
proprietary design drillships
Fleet cost > $5.5 Billion

Drillships
■ 3 ultra-deepwater drillships
■ DSME proprietary hull design
 – Drilling depth of 40,000 feet
 – Operate in up to 12,000 feet of water
■ Construction ongoing at DSME shipyard
 – Engineering oversight in place at shipyard
 – Platinum Explorer: Q4 2010
 – Titanium Explorer (managed): Q3 2011
 – Cobalt Explorer (managed): Q2 2012
■ Platinum Explorer contracted for 5 years
 to ONGC.
■ Titanium Explorer contracted for 8 years
 to Petrobras.

Semi-submersibles
■ 2 6th Generation Semi-submersibles
■ Moss Maritime CS50 MkII
 – Drilling depth of 40,000 feet
 – Operate in up to 10,000 feet of water
■ Construction ongoing, engineering
 oversight in place at shipyard
 – Oban B (managed): Q2 2010
 – SDO II (managed): Q3 2011
■ Oban B contracted for 5 years to PEMEX

Jackups
■ 4 ultra-premium jackups
■ Baker Marine Pacific Class 375 design
 – Drilling depth of 30,000 feet
 – Operate in up to 375 feet of water
■ Construction ongoing at PPL shipyard under turnkey
 construction contracts
 – Engineering oversight in place at shipyard
 – Emerald Driller: Delivered and operating in Thailand
 – Sapphire Driller: Q2 2009
 – Aquamarine Driller: Q3 2009
 – Topaz Driller: Q4 2009

Baker Marine Pacific Class 375 Jackup
▪ Increased volumes of
 consumable liquids and drilling
 fluids
▪ Reduced boat runs and non-
 productive time
▪ Improved pipe handling capability
▪ Fast preloading time for all tanks
▪ Increased storage volumes for
 fuel, drill water, potable water,
 brine and base oil
▪ High volume drilling fluids
 capacity
▪ 75’ x 30’ cantilever reach is
 substantially greater than the
 industry average - provides
 additional operational flexibility
▪ Large cantilever and pipe decks
 allow increased storage capacity
▪ Premium drilling package:
 – 3 x 2200HP mud pumps
 – Integrated diverter system
 – 18 ¾” BOP handling
 system and 4 rams
▪ High-capacity, high efficiency - 3x
 3516B Cats
Increased Operational Efficiency
The Baker Marine Pacific Class jackup (“BM 375”) is an ultra-premium jackup capable of drilling in up to 375 feet of water and has a maximum drilling depth of
30,000 feet
Improved Technical Capability

Fleet Status

Market Overview - Global Oil Production vs.
E&P Spending

Market Overview -
Worldwide Jackup Fleet
▪ Capabilities and age - older, less capable rigs are
 the first to be idled or retired in a downturn. 25%
 of today’s jackup are mat-supported and/or have
 less than 200ft of water depth capability.
▪ Rust never sleeps - 73% of today’s jackups are 25
 years or older.
▪ Easy oil is gone - Increased demand for high-
 specification jackups.
▪ National oil companies continue to drill -
 PEMEX, ONGC and Petrobras have announced
 budget increases for 2009.
▪ Overbuilt? - Forecasted newbuild deliveries in
 2009 total 37. What will be the level of attrition?

Market Overview -
Profile of Jackup Fleet
Recently Announced -
Cold Stacked	12
Retired	4
Conversions	2

Age of Jackup Fleet				Water Depth (ft)
Age	Rigs	%	%	300+	200-299	<199
25 years or older	316	73%	62%	133	127	56
5 to 24 years	57	13%	11%	49	5	3
0 to 4 years	62	14%	12%	56	1	5
	435	100%		238	133	64
2009 Deliveries	37		7%	33	2	2
2010 Deliveries	26		5%	23	3	-
2011 Deliveries	11		2%	11	-	-
	509		100%	305	138	66

Strong
candidates
for attrition.

Market Overview -
Jackup Dayrates vs. Oil Price

Market Overview - Deepwater

Financial Metrics - EBITDA
EBITDA Contribution
Construction management
agreements contribute ≈
$25 million per year 2009-10

Financial Metrics - Common
Stock Outstanding
Recent Common Stock Transactions -
• Drillship Restructuring - TMT exercised 25
 million warrants to provide Vantage the funds to
 invest in Platinum Explorer.
• Titanium Explorer Option - The option
 expiration in November required a breakup fee
 of $10.0 million, settled for 7,299,270 shares of
 common stock
• Collateral for Bond -5,517,241 shares of
 common stock sold to TMT to provide $8.0
 million required as collateral for performance
 bond related to offshore drilling contract

Summary of Platinum Restructuring
▪ Platinum Explorer owned 45% by Vantage and 55% by TMT
▪ Vantage receives operating fees bringing its share of cashflow over 50%.
▪ TMT purchased ≈ $40 million new Vantage equity, retired 25 million warrants and provided $30 million credit facility to VTG (only $10 million drawn)
▪ All Vantage pre-delivery (Nov-2010) shipyard costs now fully funded
▪ TMT to hold 100% of Titanium Explorer and Cobalt Explorer at this time.
▪ Vantage supervising construction, marketing and operating all three drillships
▪ Vantage may “buy into” Titanium Explorer and Cobalt Explorer when attractive
 - considering contracting status and availability of capital

Highlights
▪ Most modern, highest specification fleet in peer group
▪ > $4 Billion Backlog provides cashflow foundation for many years
▪ Operations commenced February 2009
▪ Management contracts add $25 million of cashflow yearly
▪ Fleet value > $5.5 Billion
▪ Highly successful, experienced team with highest-level experience
▪ Stock valuation extremely low - does not reflect recent events
 – 20% of Book Value
 – 20% of FMV
 – 20% of Replacement Value

Experienced
Management
Team
Strategic
Focus
Attractive
Valuation
Balanced
Fleet Serving
Shallow &
Deepwater
Markets
Ultra
Premium
Assets
Vantage Drilling
Vantage
Drilling Company